UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 16, 2021
USA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365	23-2679963
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

100 Deerfield Lane, Suite 300
Malvern, Pennsylvania		19355
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: 610-989-0340
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	USAT	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01          Regulation FD Disclosure.

On February 16, 2021, the Court of Common Pleas of Chester County, Pennsylvania (the “Court”) entered an order preliminarily approving a derivative settlement and providing for notice of the settlement to shareholders of USA Technologies, Inc. (the “Company”) in the matter captioned D'Arcy et al. v. Herbert et al., Case No. 2021-00638-TT (Chester Cty. C.C.P.). The proposed settlement is subject to final approval by the Court. A settlement hearing is scheduled for March 29, 2021 at 10:30 a.m.  As required by the Court’s order, the Company is hereby furnishing, as Exhibit 99.1 to this Current Report on Form 8-K, the Notice of Proposed Settlement of Derivative Litigation (the “Notice”). As previously disclosed, the proposed settlement consists of a payment of $500,000 in attorney’s fees to the shareholders’ counsel and adoption of various corporate governance reforms. Additional information concerning the terms of the proposed settlement can be found in the Notice and on the Company’s website at https://www.usatech.com/legal/. The contents of the Company’s website shall not be deemed to be incorporated by reference into this Item 7.01.

The information contained in this Form 8-K pursuant to this Item 7.01 is being furnished pursuant to the Court's order. This information shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, unless specifically identified therein as being incorporated by reference.

This Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Examples of such forward-looking statements include, but are not limited to, statements we make about the proposed settlement. Such forward-looking statements are based on the reasonable beliefs of the Company’s management, as well as assumptions made by and information currently available to the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including our failure to satisfy the conditions necessary to make the proposed settlement effective. Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by the Company in this Form 8-K speaks only as of the date of this Form 8-K. Unless required by law, the Company does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

Item 9.01          Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description
99.1	Notice of Settlement of Shareholder Derivative Litigation and Hearing.
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TECHNOLOGIES, INC.

	By:	/s/ Davina Furnish
Davina Furnish
General Counsel and Secretary
Dated: February 17, 2021